UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2014

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 2, 2014, Beasley Broadcast Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that certain affiliates of the Company and CBS Radio Stations, Inc. (“CBS Radio”) had completed an exchange of all of the assets used or useful in the operation of the radio stations WRDW-FM and WXTU-FM in Philadelphia, Pennsylvania and WKIS-FM, WPOW-FM and WQAM-AM in Miami, Florida previously owned and operated by the Company for all of the assets used or useful in the operation of the radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina (the “Assets Acquired”) previously owned and operated by CBS Radio pursuant to the Asset Exchange Agreement, dated October 1, 2014, by and among certain affiliates of the Company and CBS Radio. This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement the Initial Form 8-K to provide the financial information required under Item 9.01, which is permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K. No other modifications to the Initial Form 8-K are being made by Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The audited Statements of Direct Revenues and Expenses of the Assets Acquired for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012 and the Statements of Assets Acquired as of September 30, 2014 and December 31, 2013 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited Pro Forma Financial Statements of the Company as of September 30, 2014 and for the year ended December 31, 2013 and for the nine months ended September 30, 2014 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment no. 4 to credit agreement, dated as of August 9, 2012, by and among Beasley Mezzanine Holdings, LLC, General Electric Capital Corporation, as administrative agent, and the lenders party thereto.*

23.1	Consent of Crowe Horwath LLP.

99.1	Audited Statements of Direct Revenues and Expenses of the Assets Acquired for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012 and the Statements of Assets Acquired as of September 30, 2014 and December 31, 2013.

99.2	Unaudited Pro Forma Financial Information of the Company as of September 30, 2014 and for the year ended December 31, 2013 and for the nine months ended September 30, 2014.

*	Filed with Initial Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: February 17, 2015	By:	/s/ Caroline Beasley
Caroline Beasley
Executive Vice President & Chief Financial Officer